UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 18, 2019

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0‑18926	11‑2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582‑6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2019, Centric Brands Inc. (formerly Differential Brands Group Inc.) (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not yet filed its Annual Report on Form 10‑K for the fiscal year ended December 31, 2018 (the “Form 10‑K”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

The Notice states that the Company has 60 calendar days, or until June 17, 2019, to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the Form 10‑K (as extended pursuant to Rule 12b‑25 under the Securities Exchange Act of 1934, as amended), or until October 14, 2019, to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company is working diligently and expects to file the Form 10‑K with the Securities and Exchange Commission (“SEC”) prior to the due date of such plan to regain compliance with the Nasdaq Listing Rules. If the Company cannot file the Form 10‑K with the SEC prior to such due date, the Company intends to submit such plan to Nasdaq within the timeline prescribed by Nasdaq to regain compliance with the Nasdaq Listing Rules.

On April 22, 2019, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)  Exhibits.

99.1                      Press Release dated April 22, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.

Date: April 22, 2019	By:	/s/ Anurup Pruthi
Anurup Pruthi
Chief Financial Officer